       COVER


                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  July 23, 1998


                    Union Pacific Railroad Company
         (Exact Name of Registrant as Specified in its Charter)


        Delaware                    1-6146                94-6001323
(State or Other Jurisdiction     (Commission         (I.R.S.
      of Incorporation)           File Number)        Identification No.)

       1416 Dodge Street, Omaha, Nebraska               68179
     (Address of Principal Executive Offices)        (Zip Code)


 Registrant's telephone number, including area code:  (402) 271-5000


                            N/A
    Former Name or Former Address, if Changed Since Last Report

Item 5.  Other Events.

    Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on July 23, 1998 announcing Union Pacific Corporation's financial results for the second quarter of 1998, which is incorporated herein by reference.

 Item 7. Financial Statements and Exhibits.

    (c)    Exhibits.

           99   Press Release dated July 23, 1998
                 announcing Union Pacific Corporation's
                 financial results for the second
                 quarter of 1998.

                         SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Railroad Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: July 23, 1998


                             UNION PACIFIC RAILROAD COMPANY


                             By: /s/ Richard J. Ressler
                                 ----------------------
                                  Richard J. Ressler
                                  Assistant General Counsel

       EXHIBIT INDEX

                           EXHIBIT INDEX

    Exhibit   Description

    99        Press Release dated July 23, 1998 announcing
              Union Pacific Corporation's financial
              results for the second quarter of 1998.